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                                                                   EXHIBIT 10.27


                   AGREEMENT BETWEEN LANCER ORTHODONTICS, INC.
                                 AND GARY WEIKEL

       THIS AGREEMENT (the "Agreement") is made and entered into as of August 3, 1998 (the "Effective Date"), between LANCER ORTHODONTICS, INC., a California corporation ("LANCER"), and Gary Weikel ("WEIKEL") individually. These parties are collectively referred to herein as the "Parties" and individually as a "Party."

       WHEREAS, WEIKEL is the sole shareholder and employee/agent of AG METALS, INC., a Nevada corporation ("AG METALS"), as well as the individual with knowledge of certain technology owned by AG METALS; and

       WHEREAS, AG METALS and LANCER are entering into a Product Development and Marketing Agreement dated as of August 3, 1998 (the "LANCER/AG METALS Agreement"), a copy of which is attached hereto as Exhibit A, and incorporated herein by this reference (as that Agreement may be amended, restated, or modified and in effect from time to time), which LANCER/AG METALS Agreement contemplates a transfer of certain technology from AG METALS to LANCER, and the provision of services by WEIKEL to LANCER as an employee of AG METALS, in return for certain monetary payments to AG METALS; and

       WHEREAS, as an employee/agent and the sole shareholder of AG METALS, WEIKEL will benefit from the LANCER/AG METALS Agreement;

       WHEREAS, LANCER is not willing to enter into the LANCER/AG METALS Agreement without certain assurances and agreements from WEIKEL in his capacity as an individual; and

       WHEREAS, in order to induce LANCER to enter into the LANCER/AG METALS Agreement, WEIKEL desires to enter into this Agreement to provide such assurances and agreements in his capacity as an individual;

       NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein and in the LANCER/AG METALS Agreement, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. DEFINED TERMS. Unless otherwise specified herein, capitalized terms in this Agreement have the meanings set forth in the LANCER/AG METALS Agreement, including but not limited to Article XII thereof.

2. REPRESENTATIONS AND WARRANTIES. WEIKEL hereby acknowledges, adopts, affirms, and makes all of the representations and warranties set forth in
       Article VIII of the LANCER/WEIKEL Agreement, as of the Effective Date of this Agreement.

3. OWNERSHIP OF TECHNOLOGY. WEIKEL hereby disavows that as an individual he has any


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        right, title or interest of any kind, nature, or description in and to the Product(s) and Technology which are the subject of the LANCER/WEIKEL Agreement, such Product(s) and Technology being solely owned by AG METALS.

4. CONSULTING SERVICES. WEIKEL agrees to provide Services under the LANCER/AG METALS Agreement as set forth in Article III of such Agreement, as an employee or other agent of AG METALS.

5. AGREEMENT TO BE INDIVIDUALLY BOUND. WEIKEL agrees to be individually bound by, and jointly and severally responsible with AG METALS to LANCER and its successors and assigns for, compliance with and damages resulting from the breach of, the following provisions of the LANCER/AG METALS Agreement, as such provisions may be amended, restated, or modified and in effect from time to time:

        a. All of the provisions set forth in Articles IV and V (which Articles are entitled "Disclosure of Technology and Information to Lancer" and "Disclosure of Information on Improvements");

        b. All of the provisions set forth in Article VI (which Article is entitled "Ownership of Intellectual Property");

        c. The provisions set forth in Sections 1. (entitled "Continuing Assistance"), 2. (entitled "Best Efforts"), 4. (entitled "Press Releases and Announcements "), and 5. (entitled "Further Transfers ") of Article XI; and

        d. All of the provisions set forth in Section 8. of Article XI (entitled "Non-Competition, Non-Solicitation, and
                Confidentiality"). WEIKEL understands and agrees that his personal activities, along with those of AG METALS, shall be limited as set forth in Section 8. of Article XI.

6.      TERM OF AGREEMENT AND TERMINATION. As to provisions set forth in Article
        VII. of the LANCER/AG METALS Agreement:

        a. The term of this Agreement shall be coextensive with the term set forth in such Article VII, as that term may be amended, restated, extended, or modified. Upon termination of the LANCER/AG METALS Agreement for any reason, all future and continuing rights and obligations under this Agreement shall terminate except for those set forth in Section 4. of such
                Article VII of the LANCER/AG METALS Agreement which are incorporated into this Agreement by reference.

        b. The cure period and remedies provisions set forth in Sections 2. and 3. of such Article VII., as such provisions may be amended, restated, or modified and in effect from time to time, are incorporated herein and shall apply to this Agreement as





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                though set forth herein, with WEIKEL's damages against LANCER for breach of this Agreement limited as set forth in Section 3.a. of the LANCER/AG METALS Agreement.

7. INDEMNIFICATION. WEIKEL agrees to be jointly and severally liable with AG METALS to LANCER under the indemnification provisions of Article X of the LANCER/AG METALS Agreement.

8. MISCELLANEOUS. The Parties agree that each of the provisions set forth in Article XII of the LANCER/AG METALS Agreement shall also be a part of this Agreement, as those provisions may be amended, restated, or modified and in effect from time to time. With respect to those provisions:

        a. Notices to Gary Weikel shall be sent to the address indicated below:

                GARY WEIKEL
                3020 Graves Lane
                Unit B1
                Carson City, NV 89706

        b. WEIKEL EXPRESSLY ACKNOWLEDGES AND. AGREES THAT THE ARBITRATION PROVISIONS SET FORTH IN SECTION 14 OF ARTICLE XII (AS SUCH PROVISIONS MAY BE AMENDED, RESTATED, OR MODIFIED AND IN EFFECT FROM TIME TO TIME) REQUIRE FINAL AND BINDING ARBITRATION OF ANY DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT AND/OR THE LANCER/AG METALS AGREEMENT, AND HE KNOWINGLY AGREES CONSENTS TO SUCH ARBITRATION AND WAIVES ANY RIGHT TO A TRIAL BY JURY.

        IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

                                            Lancer Orthodontics, Inc.

                                            /s/ DOUGLAS MILLER w/start of 9/1/98
                                            ------------------------------------
                                            By: Douglas Miller
                                            Its: President

                                            /s/ GARY WEIKEL
                                            ------------------------------------
                                            Gary Weikel



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